UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Babson Capital Corporate Investors

(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189

(Address of principal executive offices) (Zip code)

Christopher A. DeFrancis
Vice President, Secretary and Chief Legal Officer
1500 Main Street, Suite 2800
P.O. Box 15189
Springfield, MA 01115-5189

(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period:  06/30/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Babson Capital Corporate Investors
Report for the Six Months Ended June 30, 2015

Adviser Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189 Independent Registered Public Accounting Firm KPMG LLP Boston, Massachusetts 02110	Transfer Agent & Registrar DST Systems, Inc. P.O. Box 219086 Kansas City, Missouri 64121-9086 1-800-647-7374 Internet Website www.babsoncapital.com/mci

Counsel to the Trust Ropes & Gray LLP Boston, Massachusetts 02110 Custodian State Street Bank and Trust Company Boston, Massachusetts 02116	Babson Capital Corporate Investors c/o Babson Capital Management LLC 1500 Main Street, Suite 2200 Springfield, Massachusetts 01115 (413) 226-1516

Investment Objective and Policy
Babson Capital Corporate Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC (“Babson Capital”) manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http:// www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website: http://www.babsoncapital.com/mci; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website: http://www.babsoncapital.com/mci; and (2) on the SEC’s website at http://www.sec.gov.

Babson Capital Corporate Investors

TO OUR SHAREHOLDERS

July 31, 2015

We are pleased to present the June 30, 2015 Quarterly Report of Babson Capital Corporate Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.30 per share, payable on August 14, 2015 to shareholders of record on August 3, 2015. The Trust paid a $0.30 per share dividend for the preceding quarter. The Trust earned $0.28 per share of net investment income, including $0.03 per share of non-recurring income, for the second quarter of 2015, compared to $0.28 per share, including $0.03 per share of non-recurring income, in the previous quarter.

During the second quarter, the net assets of the Trust increased to $293,410,574 or $14.97 per share compared to $293,255,436 or $14.99 per share on March 31, 2015. This translates into a 1.9% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 11.3%, 14.9%, 14.9%, 12.0%, and 13.9% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price increased 3.4% during the quarter, from $15.54 per share as of March 31, 2015 to $16.07 per share as of June 30, 2015. The Trust’s market price of $16.07 per share equates to a 7.3% premium over the June 30, 2015 net asset value per share of $14.97. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 10.7%, 15.8% and 12.6%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 0.4% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, was flat for the quarter.

The Trust closed six new private placement investments, as well as one add-on investment in an existing portfolio company, during the second quarter. The six new investments were in BlueSpire Holding, Inc., FMH Holdings Corporation, GlynnDevins Acquisition Corporation, Master Cutlery LLC, Power Stop Holdings LLC and Randy’s Worldwide Automotive, while the add-on investment was in Hartland Controls Holding Corporation. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $18,533,000.

It was another active quarter for the Trust in terms of new investments. Middle market merger and acquisition activity, a key driver of deal flow for the Trust, has been strong in 2015. We expect deal flow to remain steady for the rest of the year, assuming no significant external shocks to the market, so we are optimistic about the level of new investment activity for the Trust through year end. The dark cloud on the horizon, however, continues to be the high purchase prices and leverage levels that are common in buyout transactions today. Average purchase price multiples for small companies continue to be at their highest levels in the past 15 years. Leverage multiples have also been elevated and are near their highs of the past 15 years. Though we are actively making new investments on behalf of the Trust in this market, we do so cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. We are not willing to provide financial leverage at levels that we believe are imprudent. This approach has served us well over the long term and through all kinds of market cycles.

The condition of the Trust’s existing portfolio remained solid through the second quarter. We had significantly more credit upgrades than downgrades during the quarter. The number of companies on our watch list and in default continues to be at or near the lowest level we have seen over the last five years. We exited four investments during the quarter, and benefited from a dividend associated with the recapitalization of one company. In three of these exits we realized gains, while our investment in MicroGoup, Inc. was realized at a loss. We continue to have a backlog of portfolio companies that are in the process of being sold, with a number of these expected to close this year. We had five portfolio companies fully or partially prepay their debt instruments held by the Trust during the quarter. This lower level of prepayment activity is welcome after the unprecedented levels of prepayments we experienced in 2013 and early 2014.

The Trust was able to maintain its $0.30 per share quarterly dividend for the second quarter even though net investment income per share, excluding non-recurring income, was once again below the dividend rate. Net investment income per share from recurring sources has been below the dividend rate for every quarter since the third quarter of 2013. As we have discussed in prior reports, net investment income is down due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exit and prepayment activity that occurred in 2013 and 2014. We have been able to maintain the $0.30 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust’s dividend-paying ability tends to be correlated with its recurring earnings capacity. Absent non-recurring income, earnings available for the quarterly dividend would have been $0.25 per share for the second quarter. This quarter, the Trust earned an additional $0.03 per share of non-recurring income, and utilized $0.02 per share of earnings carry-forwards to maintain the $0.30 per share quarterly dividend. Despite several strong quarters of new investment activity, we have not been able to grow the portfolio. It is unlikely that we will be able to rebuild the portfolio back to its former size and net income-producing capability in the near term. We cannot rely on non-recurring income due to its unpredictable nature. The Trust does continue to have available earnings carry-forwards which should be available to supplement recurring income for at least the third quarter. As a result, it is likely that later in 2015 we will have to reduce the dividend from the current $0.30 per share quarterly rate. As we move through the year, we and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Babson Capital Corporate Investors.

Sincerely,

Michael L. Klofas

President

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment  advice or an indication of the Trust’s trading intent.  References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2015
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $192,502,808)	$200,189,002
Corporate restricted securities at market value
(Cost - $55,127,872)	55,048,604
Corporate public securities at market value
(Cost - $48,752,119)	48,952,972

Total investments (Cost - $296,382,799)	304,190,578
Cash	19,314,754
Interest receivable	3,408,403
Receivable for investments sold	282,812
Other assets	3,627
Total assets	327,200,174
Liabilities:

Note payable	30,000,000
Deferred tax liability	1,682,824
Investment advisory fee payable	916,908
Tax payable	682,978
Interest payable	202,400
Accrued expenses	304,490
Total liabilities	33,789,600
Total net assets	$293,410,574

Net Assets:
Common shares, par value $1.00 per share	$19,600,460
Additional paid-in capital	115,537,751
Retained net realized gain on investments, prior years	142,769,539
Undistributed net investment income	7,808,545
Accumulated net realized gain on investments	1,569,324
Net unrealized appreciation of investments	6,124,955
Total net assets	$293,410,574
Common shares issued and outstanding (28,054,782 authorized)	19,600,460
Net asset value per share	$14.97

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2015
(Unaudited)

Investment Income:
Interest	$13,345,670
Dividends	436,022
Other	153,382
Total investment income	13,935,074
Expenses:

Investment advisory fees	1,833,331
Interest	792,000
Trustees’ fees and expenses	165,000
Professional fees	126,003
Reports to shareholders	45,000
Custodian fees	18,476
Other	60,052
Total expenses	3,039,862
Investment income - net	10,895,212
Net realized and unrealized gain on investments:

Net realized gain on investments before taxes	1,138,537
Income tax expense	(6,773)
Net realized gain on investments after taxes	1,131,764

Net change in unrealized appreciation of investments before taxes	6,629,434
Net change in deferred income tax expense	(527,994)
Net change in unrealized appreciation of investments after taxes	6,101,440

Net gain on investments	7,233,204

Net increase in net assets resulting from operations	$18,128,416

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the six months ended June 30, 2015
(Unaudited)

Net increase in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$16,606,143
Purchases of portfolio securities	(53,671,581)
Proceeds from disposition of portfolio securities	49,247,757
Interest, dividends and other income received	12,036,862
Interest expense paid	(792,000)
Operating expenses paid	(2,196,391)
Income taxes paid	(3,666,913)
Net cash provided by operating activities	17,563,877

Cash flows from financing activities:
Cash dividends paid from net investment income	(11,730,225)
Receipts for shares issued on reinvestment of dividends	1,022,094
Net cash used for financing activities	(10,708,131)
Net increase in cash	6,855,746
Cash - beginning of year	12,459,008
Cash - end of period	$19,314,754

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$18,128,416
Decrease in investments	3,152,857
Increase in interest receivable	(567,621)
Increase in receivable for investments sold	(103,100)
Decrease in other assets	34,000
Increase in deferred tax liability	527,994
Increase in investment advisory fee payable	41,501
Decrease in tax payable	(3,660,140)
Increase in accrued expenses	9,970
Total adjustments to net assets from operations	(564,539)

Net cash provided by operating activities	$17,563,877

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended 06/30/2015 (Unaudited)	For the year ended 12/31/2014
Increase in net assets:
Operations:
Investment income - net	$10,895,212	$23,984,946
Net realized gain on investments after taxes	1,131,764	8,854,438
Net change in unrealized appreciation of investments after taxes	6,101,440	(84,222)
Net increase in net assets resulting from operations	18,128,416	32,755,162

Increase from common shares issued on reinvestment of dividends
Common shares issued (2015 - 67,044; 2014 - 139,761)	1,022,094	2,065,868

Dividends to shareholders from:
Net investment income (2015 - $0.30 per share; 2014 - $1.20 per share)	(5,870,200)	(23,378,280)
Total increase in net assets	13,280,310	11,442,750

Net assets, beginning of year	280,130,264	268,687,514

Net assets, end of period/year (including undistributed net investment income of $7,808,545 and $2,783,533, respectively)	$293,410,574	$280,130,264

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the six
	months ended
	06/30/2015		For the years ended December 31,
	(Unaudited)		2014	2013	2012	2011 (a)
Net asset value:
Beginning of year	$14.34		$13.85	$13.38	$12.69	$12.56

Net investment income (b)	0.56		1.23	1.18	1.28	1.29
Net realized and unrealized gain (loss) on investments	0.37		0.45	0.48	0.69	0.17

Total from investment operations	0.93		1.68	1.66	1.97	1.46

Dividends from net investment income to common shareholders	(0.30)		(1.20)	(1.20)	(1.25)	(1.34)
Dividends from realized gain on investments to common
shareholders	—		—	—	(0.05)	(0.01)
Increase from dividends reinvested	0.00	(c)	0.01	0.01	0.02	0.02

Total dividends	(0.30)		(1.19)	(1.19)	(1.28)	(1.33)

Net asset value: End of period/year	$14.97		$14.34	$13.85	$13.38	$12.69
Per share market value:
End of period/year	$16.07		$15.89	$14.93	$15.28	$17.99

Total investment return
Net asset value (d)	6.50%		13.78%	12.76%	17.07%	12.00%
Market value (d)	3.12%		16.53%	5.93%	(7.11)%	27.92%

Net assets (in millions):
End of period/year	$293.41		$280.13	$268.69	$257.38	$241.94
Ratio of total expenses to average net assets	2.13	% (f)	3.66%	2.42%	3.17%	2.42%
Ratio of operating expenses to average net assets	1.57	% (f)	1.65%	1.64%	1.66%	1.62%
Ratio of interest expense to average net assets	0.55	% (f)	0.57%	0.59%	0.63%	0.64%
Ratio of income tax expense to average net assets (e)	0.01	% (f)	1.44%	0.19%	0.88%	0.16%
Ratio of net investment income to average net assets	7.62	% (f)	8.57%	8.50%	9.78%	9.91%
Portfolio turnover	16%		38%	34%	34%	21%

(a)	Per share amounts were adjusted to reflect a 2:1 stock split effective February 18, 2011.
(b)	Calculated using average shares.
(c)	Rounds to less than $0.01 per share.
(d)
Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(e)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

(f)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000 of indebtedness	$10,780	$10,338	$9,956	$9,579	$9,065

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities - 86.99%: (A)	Ownership Percentage	Date	Cost	Fair Value

Private Placement Investments - 68.23%: (C)

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 10/17/2019	$1,642,275	10/17/12	$1,619,070	$1,637,567
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	—
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	245,450	210,031
			1,891,793	1,847,598

A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 12/21/2020	$1,991,846	12/20/13	1,958,720	2,011,764
Limited Liability Company Unit Class A (B)	5,843 uts.	*	290,317	735,480
Limited Liability Company Unit Class B (B)	2,793 uts.	10/09/09	100,114	351,565
* 10/09/09 and 12/20/13.			2,349,151	3,098,809
A W X Holdings Corporation

A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 12/20/2016 (D)	$735,000	05/15/08	724,402	367,500
13% Senior Subordinated Note due 12/20/2016 (D)	$735,000	05/15/08	673,096	—
Common Stock (B)	105,000 shs.	05/15/08	105,000	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	36,923 shs.	05/15/08	62,395	—
			1,564,893	367,500
ABC Industries, Inc.

A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$436,364	08/01/12	404,074	440,727
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	571,651
Warrant, exercisable until 2022, to purchase
common stock at $.02 per share (B)	53,794 shs.	08/01/12	101,870	97,142
			805,944	1,109,520
ACP Cascade Holdings LLC

A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	64 uts.	11/09/12	—	—
Advanced Manufacturing Enterprises LLC

A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	4,669 uts.	*	498,983	599,105
* 12/07/12 and 07/11/13.

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	626 shs.	12/27/07	$309,806	$1,031,612
Convertible Preferred Stock Series B (B)	52 shs.	01/04/11	40,800	86,493
			350,606	1,118,105

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
12.5% Senior Subordinated Note due 09/27/2020	$2,405,234	03/27/15	2,358,905	2,432,907
Preferred Stock (B)	2,276 shs.	03/27/15	227,558	216,180
Common Stock (B)	703 shs.	03/27/15	703	668
			2,587,166	2,649,755

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$2,944,184	11/18/14	2,890,035	2,909,043
Limited Liability Company Unit	583 uts.	11/18/14	583,000	507,862
			3,473,035	3,416,905

American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 03/31/2020 (D)	$2,337,496	*	2,337,229	2,298,560
Preferred Class A Unit (B)	3,223 uts.	**	322,300	—
Preferred Class B Unit (B)	1,526 uts.	06/09/08	152,626	121,100
Common Class B Unit (B)	30,420 uts.	01/22/04	1	—
Common Class D Unit (B)	6,980 uts.	09/12/06	1	—
* 01/22/04 and 06/09/08.			2,812,157	2,419,660
** 01/22/04 and 09/16/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	273 uts.	10/04/12	272,727	780,919

Animal Supply Company
A distributor of pet products to independent pet stores, veterinary clients and other pet specialty retailers.
9.5% Second Lien Term Loan due 09/17/2019	$3,500,000	03/30/15	3,450,499	3,441,787

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
Limited Liability Company Unit Class B (B)	60 uts.	12/21/11	$85,250	$401,723
Limited Liability Company Unit Class C (B)	690 uts.	12/21/11	664,750	3,798,784
			750,000	4,200,507

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$3,400,640	*	3,353,705	3,410,048
Limited Partnership Interest	1,048 uts.	08/01/14	1,047,900	901,060
* 05/21/13 and 08/01/14.			4,401,605	4,311,108

Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
Preferred Stock (B)	51 shs.	10/16/09	50,670	213,415
Common Stock (B)	402 shs.	05/18/05	401,555	105,380
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	105 shs.	05/18/05	90,532	27,626
			542,757	346,421

Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 07/31/2021	$1,103,851	07/31/14	1,086,149	551,926
Limited Liability Company Unit	75,000 uts.	07/31/14	750,000	502,276
			1,836,149	1,054,202

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$580,851	10/12/12	573,676	580,851
13% Senior Subordinated Note due 09/30/2019	$734,597	10/12/12	696,404	749,289
Common Stock (B)	114,894 shs.	10/12/12	114,894	264,783
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	104,826
			1,430,460	1,699,749

BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% Senior Subordinated Note due 06/30/2021	$3,181,800	6/30/15	3,118,184	3,181,800
Common Stock (B)	2,876 shs.	6/30/15	318,200	302,345
			3,436,384	3,484,145

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	1,000 uts.	10/17/12	$100,000	$624,842
Limited Liability Company Unit Class B (B)	400 uts.	10/17/12	400,000	536,691
			500,000	1,161,533

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note 11/01/2019	$3,390,252	*	3,238,069	3,424,155
Preferred Stock (B)	3,241 shs.	*	324,054	362,680
Preferred Stock (B)	1,174 shs.	*	116,929	131,403
Common Stock (B)	337 shs.	*	35,673	173,150
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	137 shs.	*	13,033	70,447
* 05/09/13 and 11/01/13.			3,727,758	4,161,835

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$2,286,757	01/19/11	2,224,563	2,286,757
14% Senior Subordinated Note due 08/03/2019	$596,566	08/03/12	588,716	602,532
Common Stock (B)	1,125 shs.	01/19/11	112,500	161,932
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	127,288
			3,013,529	3,178,509

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$1,280,667	03/26/12	1,257,406	1,271,574
10% Senior Subordinated Note due 09/12/2015	$20,546	09/15/14	20,546	20,534
Common Stock (B)	3,981 shs.	*	398,100	232,615
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	172 shs.	03/26/12	17,220	10,050
* 03/26/12, 05/25/12 and 06/19/12.			1,693,272	1,534,773

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.
12.5% Senior Subordinated Note due 09/30/2021	$3,217,748	10/01/14	3,158,563	3,226,905
Common Stock (B)	3,182 shs.	10/01/14	318,182	253,269
			3,476,745	3,480,174

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	$276,900	$705,102

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
13% Senior Subordinated Note due 10/4/2020	$3,052,870	03/04/15	2,993,941	2,991,552
Limited Liability Company Unit (B)	467 uts.	03/04/15	466,700	439,530
			3,460,641	3,431,082

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	149,106
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	115,791
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	—	1,458,909
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	—	4,850
			268,919	1,728,656

CTM Holding, Inc.
A leading owner and operator of coin-operated children’s rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$2,480,048	11/22/13	2,441,582	2,508,639
Common Stock (B)	155 shs.	11/22/13	886,364	750,523
			3,327,946	3,259,162

Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	296 shs.	10/26/09	295,550	435,827
Preferred Stock Series A (B)	216 shs.	10/27/09	197,152	318,432
Common Stock (B)	72 shs.	10/26/09	72,238	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	53 shs.	10/27/09	48,608	—
			613,548	754,259

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$3,270,165	05/04/12	3,229,060	3,270,165
Preferred Stock (B)	61 shs.	05/04/12	605,841	734,507
Common Stock (B)	61 shs.	05/04/12	67,316	306,030
			3,902,217	4,310,702

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

Dunn Paper
A provider of specialty paper for niche product applications.
11.25% Senior Subordinated Note due 06/30/2020	$2,969,697	12/30/14	$2,914,323	$3,001,373
Preferred Stock (B)	530 shs.	12/30/14	530,303	718,377
			3,444,626	3,719,750

E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	660 shs.	01/08/08	329,990	659,726

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
Common Stock (B)	150 shs.	02/01/10	150,000	277,331
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	358 shs.	02/01/10	321,300	661,249
			471,300	938,580

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$2,636,994	11/21/14	2,581,527	2,652,703
Limited Liability Company Unit (B)	467 uts.	11/19/14	145,833	145,405
			2,727,360	2,798,108

EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 07/26/2019	$580,629	07/26/13	571,767	592,242
Common Stock (B)	3,069 shs.	07/26/13	306,947	788,846
			878,714	1,381,088

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$1,923,110	04/04/14	1,891,565	1,914,518
Common Stock (B)	63 shs.	04/04/14	157,314	157,325
			2,048,879	2,071,843

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	$175,035	$209,867
Limited Liability Company Unit Common (B)	512 uts.	09/27/10	51,220	362,327
			226,255	572,194

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	483,355 uts.	04/15/14	—	483,355
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	749,226
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	93,930
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	83,936
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	151,797
			630,281	1,562,244

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
11.5% Senior Subordinated Note due 11/01/2020	$2,929,728	05/01/15	2,872,085	2,942,490
Common Stock (B)	300 shs.	05/01/15	300,485	285,466
			3,172,570	3,227,956

G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	594 shs.	10/19/10	140,875	383,812

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,840	110,312
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	214,794
			184,049	325,106

GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 03/27/2020	$3,217,930	03/27/14	3,163,904	3,141,429
Common Stock (B)	31,500 shs.	03/27/14	315,000	362,976
			3,478,904	3,504,405

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% Senior Subordinated Note due 03/27/2019	$2,841,724	03/27/13	$2,802,694	$2,841,724
Common Stock (B)	2,835 shs.	03/27/13	283,465	391,231
			3,086,159	3,232,955

GlynnDevins Acquisition Corporation
A marketing communications agency that service senior living facilities.
13% Senior Subordinated Note due 12/19/2020	$1,600,610	6/19/15	1,568,786	1,595,024
Preferred Stock Series A (B)	695 shs.	6/19/15	143,414	143,415
Common Stock (B)	695 shs.	6/19/15	5,976	5,677
			1,718,176	1,744,116

Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
14% Senior Subordinated Note due 11/13/2019 (D)	$73,550	11/13/13	436,682	—
Preferred Stock (B)	287,658 shs.	11/13/13	146,658	—
Preferred Stock Series F (B)	294,200 shs.	11/13/13	1,746,726	—
			2,330,066	—

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
12% Senior Subordinated Note due 04/30/2021	$3,145,270	10/31/14	3,086,792	3,157,047
Common Stock (B)	355 shs.	10/31/14	354,730	396,772
			3,441,522	3,553,819

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$1,455,729	02/05/14	1,370,101	1,432,549
Common Stock (B)	1,693 shs.	02/05/14	169,271	168,015
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	795 shs.	02/05/14	73,633	78,897
			1,613,005	1,679,461

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$2,916,667	12/19/14	2,861,545	2,859,550
Limited Liability Company Unit Preferred (B)	583 uts.	12/19/14	583,336	562,219
Limited Liability Company Unit Common (B)	5,833 uts.	12/19/14	—	—
			3,444,881	3,421,769

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$2,211,488	02/14/14	$2,175,304	$2,255,718
12% Senior Subordinated Note due 08/14/2019	$875,000	06/22/15	866,291	875,283
Preferred Stock Series A (B)	5,169 shs.	02/14/14	245,217	251,660
Common Stock (B)	1,666 shs.	02/14/14	1,667	311,007
			3,288,479	3,693,668

Healthcare Direct Holding Company
A direct-to-consumer marketer of discount dental plans.
Common Stock (B)	1,552 shs.	03/09/12	155,172	230,931

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 01/17/2020	$3,136,655	01/17/14	3,086,094	3,199,388
Limited Liability Company Unit (B)	203 uts.	01/17/14	203,125	190,825
			3,289,219	3,390,213

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 03/15/2018	$1,687,500	04/15/13	1,616,257	1,666,454
Limited Liability Company Unit (B)	563 uts.	04/15/13	562,500	487,199
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	89,224 shs.	04/15/13	77,625	73,413
			2,256,382	2,227,066

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)	215 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)	89 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)	89 uts.	10/14/11	—	—
			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 08/19/2016	$2,075,581	08/19/08	2,039,280	2,061,465
Common Stock (B)	474 shs.	08/19/08	474,419	121,584
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	31,425
			2,627,472	2,214,474

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12.5% Senior Subordinated Note due 09/27/2019	$2,864,157	09/27/12	$2,824,539	$2,847,448
Limited Liability Company Unit Class A Common (B)	2,185 uts.	09/27/12	2,185	74,183
Limited Liability Company Unit Class A Preferred (B)	2,705 uts.	09/27/12	270,542	349,852
			3,097,266	3,271,483

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	279 shs.	10/27/11	278,561	565,908

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/04/2020	$2,172,211	11/10/14	2,132,211	2,163,928
Common Stock (B)	4,667 shs.	11/10/14	466,667	354,684
			2,598,878	2,518,612

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	2,689	355,196

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	495 shs.	12/20/10	495,000	522,215
Preferred Stock B (B)	0.17 shs.	12/20/10	—	176
Common Stock	100 shs.	12/20/10	5,000	—
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share	36 shs.	12/20/10	316,930	149,310
			816,930	671,701

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/11/2019	$2,684,783	12/11/13	2,642,392	2,738,479
Limited Liability Company Unit Class A (B)	565 uts.	12/11/13	278,515	984,410
			2,920,907	3,722,889

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019	$2,625,505	12/05/12	2,588,657	2,362,494
Limited Liability Company Unit (B)	2,493,253 uts.	12/05/12	557,301	24,933
			3,145,958	2,387,427

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	305 shs.	12/23/11	$—	$—
Preferred Stock Series B	86 shs.	12/23/11	—	—
Common Stock	489 shs.	*	19,565	294,874
* 12/23/11 and 06/30/14.			19,565	294,874

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	134,210 shs.	05/24/06	134,210	140,079
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	82,357 shs.	05/25/06	71,534	85,959
			205,744	226,038

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	75 uts.	06/30/15	—	80,312
Common Stock (B)	667 shs.	07/15/08	539,502	714,351
			539,502	794,663

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	24,109 uts.	*	314,464	633,365
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	3,375 shs.	05/04/07	43,031	88,665
* 05/04/07 and 01/02/08.			357,495	722,030

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 01/15/2018	$1,259,914	01/15/10	1,187,237	1,258,828
15% Senior Subordinated Note due 01/15/2018	$345,759	10/05/10	342,759	328,144
Common Stock (B)	106 shs.	10/05/10	106,200	130,990
Common Stock Class B (B)	353 shs.	01/15/10	352,941	435,326
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	312 shs.	10/05/10	283,738	385,261
			2,272,875	2,538,549

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$1,771,729	04/17/15	$1,750,107	$1,756,181
Limited Liability Company Unit (B)	9 uts.	04/17/15	1,356,658	1,373,597
			3,106,765	3,129,778

MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	126 uts.	08/29/08	87,177	168,033
Common Unit Class A (B)	1,268 uts.	08/29/08	1,268	258,725
Common Unit Class B (B)	497 uts.	08/29/08	120,064	101,496
			208,509	528,254

Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.
14% Senior Subordinated Note due 10/30/2019	$1,362,886	09/22/11	1,347,629	1,305,458
Limited Liability Company Unit Series A	684 uts.	05/07/14	44,281	7,751
Limited Liability Company Unit Series B (B)	467,833 uts.	09/22/11	467,833	107,037
			1,859,743	1,420,246

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$2,211,962	09/30/14	2,171,188	2,223,556
Common Stock Class B (B)	445,455 shs.	09/30/14	445,455	620,105
			2,616,643	2,843,661

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$3,050,765	11/02/12	3,008,582	2,992,677
Common Stock (B)	107 shs.	11/02/12	107,143	57,954
			3,115,725	3,050,631

Money Mailer
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
Preferred Stock	2,704,364 shs.	12/10/14	2,663,799	2,704,364

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$2,948,715	11/30/10	$2,920,701	$2,948,715
Limited Liability Company Unit Class B-1 (B)	225,000 uts.	11/30/10	—	238,950
Limited Liability Company Unit Class B-2 (B)	20,403 uts.	11/30/10	—	21,668
			2,920,701	3,209,333

NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	809 shs.	12/20/12	578,174	382,987

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$1,530,000	02/02/07	1,528,662	1,503,734
Limited Partnership Interest of Saw Mill PCG
Partners LLC (B)	2.73% int.	02/01/07	1,110,810	—
Limited Liability Company Unit Class D of Saw Mill
PCG Partners LLC (B)	17 uts.	*	16,759	—
Limited Liability Company Unit Class D-1 of
Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	—
Limited Liability Company Unit Class D-2 of
Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	251,006
Limited Liability Company Unit Class D-3 of
Saw Mill PCG Partners LLC (B)	196 uts.	12/10/14	196,263	207,251
* 12/18/08 and 09/30/09.			3,146,608	1,961,991

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	3,287 uts.	*	328,679	261,989
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	4,920 shs.	*	492,016	392,184
* 07/09/09 and 08/09/10.			820,695	654,173

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 08/23/2018	$1,333,333	06/04/10	1,277,535	1,333,333
Preferred Stock Series A (B)	1,661 shs.	06/04/10	166,062	257,866
Preferred Stock Series B (B)	934 shs.	06/04/10	93,376	—
Common Stock (B)	1,032 shs.	06/04/10	1,032	—
			1,538,005	1,591,199

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	2,334 shs.	05/22/09	$111,508	$3,661,657
Preferred Stock Series B (B)	13,334 shs.	05/22/09	547,872	215,492
Common Stock (B)	40,540 shs.	05/22/09	1,877,208	—
			2,536,588	3,877,149

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	375,000 uts.	11/29/12	375,000	466,032

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$2,122,741	07/31/14	2,085,760	2,093,978
Limited Liability Company Unit	300,485 uts.	07/31/14	300,485	305,928
			2,386,245	2,399,906

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$3,266,800	5/29/15	3,202,291	3,293,809
Limited Liability Company Unit Common (B)	2,332 uts.	5/29/15	—	—
Limited Liability Company Unit Preferred (B)	2,332 uts.	5/29/15	233,200	233,200
			3,435,491	3,527,009

PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$2,297,807	11/20/14	2,254,782	2,314,767
Limited Liability Company Unit (B)	7,000 uts.	11/20/14	350,000	334,695
			2,604,782	2,649,462

R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
8% Senior Subordinated Note due 01/02/2017	$94,270	01/02/14	410,667	94,429
Limited Liability Company Unit (B)	2,828 uts.	12/15/06	282,810	—
Limited Liability Company Unit Class B Common (B)	10 uts.	01/02/14	414,787	—
Limited Liability Company Unit Class B-1
Preferred (B)	18 uts.	01/02/14	707,024	707,022
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	3 shs.	12/15/06	131,483	—
			1,946,771	801,451

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Randy’s Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$2,304,719	5/12/15	$2,259,655	$2,283,416
Common Stock (B)	240 shs.	5/12/15	240,388	228,371
			2,500,043	2,511,787

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)	40,643 uts.	*	406,432	650,158
* 10/21/11 and 08/03/12.

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	6,294 shs.	03/30/12	251,758	330,821
Common Stock (B)	2,949 shs.	03/30/12	29,492	258,957
			281,250	589,778

Signature Systems Holdings Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	181 shs.	03/15/13	181,221	610,859
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	74 shs.	03/15/13	67,958	249,541
			249,179	860,400

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	619 uts.	*	493,496	560,606
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	157 shs.	*	127,437	142,020
* 08/31/07 and 03/06/08.			620,933	702,626

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019	$1,507,159	10/18/13	1,483,955	1,130,369
Common Stock (B)	1,681 shs.	10/18/13	168,100	—
			1,652,055	1,130,369

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
12.25% Senior Subordinated Note due 03/01/2019	$1,143,342	12/15/09	$1,055,150	$1,143,342
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	257 shs.	12/15/09	227,109	242,744
			1,282,259	1,386,086
Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019	$2,119,565	12/13/13	2,083,288	2,138,075
Preferred Stock A (B)	317,935 shs.	12/13/13	317,935	340,041
			2,401,223	2,478,116
Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	6,429 uts.	03/31/10	—	—

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 12/14/2017	$3,163,338	12/14/10	3,082,825	3,163,338
14% Senior Subordinated PIK Note due 12/14/2017	$319,346	08/17/12	313,449	317,063
Common Stock (B)	115 shs.	12/14/10	114,504	125,716
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	122,697
			3,622,525	3,728,814
Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
16% Senior Subordinated Note due 02/26/2019	$4,368,755	09/02/08	4,275,400	4,368,755
Preferred Stock Series D (B)	485 shs.	02/27/13	48,503	—
Redeemable Preferred Stock Series A (B)	1,280 shs.	10/03/08	12,523	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	12,803 shs.	09/02/08	112,693	—
			4,449,119	4,368,755

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$2,006,491	12/05/13	$—	$1,906,167
15% Senior Subordinated Note due 12/05/2020 (D)	$88,396	12/05/13	414,051	35,358
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	53,038 shs.	12/05/13	—	—
			414,051	1,941,525

Transpac Holding Company
A designer, importer and wholesaler of home décor and seasonal gift products.
8% Senior Subordinated Note due 10/31/2015 (D)	$1,773,006	10/31/07	1,717,521	—
Common Stock (B)	209 shs.	10/31/07	208,589	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	94 shs.	10/31/07	87,607	—
			2,013,717	—

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 07/05/2019	$3,073,966	07/05/13	3,029,222	3,104,706
Limited Liability Company Unit Class A (B)	295,455 uts.	07/05/13	295,455	344,535
			3,324,677	3,449,241

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% Senior Subordinated Note due 07/31/2020	$2,268,403	01/23/15	2,224,531	2,166,611

Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
Preferred Stock Series B (B)	241 shs.	10/20/08	241,172	912,871
Common Stock (B)	742 shs.	*	800,860	215,300
Warrant, exercisable until 2017, to purchase
common stock at $.02 per share (B)	153 shs.	*	159,894	44,467
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	1,054 shs.	10/20/08	—	305,781
* 07/19/05 and 12/22/05.			1,201,926	1,478,419

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	767,881 uts.	10/29/09	$348,058	$—
Class C Unit (B)	850,000 uts.	10/29/09	780,572	462,566
Limited Liability Company Unit Class A (B)	723,465 uts.	*	433,222	—
Limited Liability Company Unit Class B (B)	182,935 uts.	07/19/04	182,935	—
* 07/19/04 and 10/29/09.			1,744,787	462,566

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	7,368 shs.	03/31/14	736,842	949,780

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$3,175,092	11/30/06	1,638,669	—
Common Stock (B)	191 shs.	11/30/06	191,250	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	—
			1,916,412	—

Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	2,109 shs.	06/08/10	210,924	335,036
Common Stock (B)	1,058 shs.	06/08/10	1,058	227,320
			211,982	562,356

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
Common Stock (B)	616 shs.	12/16/10	616,438	390,167
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	166 shs.	12/16/10	148,003	104,840
			764,441	495,007

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$2,793,627	11/03/11	2,762,804	2,821,563
Common Stock	4,500 shs.	11/03/11	450,000	563,797
			3,212,804	3,385,360

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% Senior Subordinated Note due 03/04/2021	$3,142,830	03/04/15	$3,082,586	$3,075,473
Common Stock (B)	3,723 shs.	03/04/15	372,300	363,913
			3,454,886	3,439,386

Total Private Placement Investments (E)			$192,502,808	$200,189,002

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Due Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 18.76%:

Bonds - 18.74%
Alliant Techsystems Inc.	5.250%	10/01/21	$1,000,000	$1,000,000	$1,020,000
Altice S.A.	7.750	05/15/22	1,000,000	1,000,000	967,500
Amsted Industries	5.375	09/15/24	520,000	520,000	516,100
Ashtead Group plc	6.500	07/15/22	385,000	404,707	408,100
ATACN	6.500	06/15/23	92,000	92,000	93,955
Audatex North America, Inc.	6.125	11/01/23	437,000	455,588	449,018
Belden Inc.	5.250	07/15/24	410,000	410,000	397,700
Beverage Packaging Holdings	6.000	06/15/17	730,000	730,000	730,000
Brunswick Corporation	4.625	05/15/21	400,000	402,881	398,000
CITGO Petroleum Corporation	6.250	08/15/22	925,000	925,000	908,813
Commscope Holdings Inc.	6.625	06/01/20	500,000	500,950	518,750
Consolidated Energy Finance S.A.	6.750	10/15/19	947,000	937,951	961,204
Cornerstone Chemical Company	9.375	03/15/18	750,000	762,270	787,500
Coveris Holdings S.A.	7.875	11/01/19	1,000,000	1,000,000	995,000
CTP Transportation Products, LLC	8.250	12/15/19	635,000	635,000	657,225
Dean Foods	6.500	03/15/23	663,000	663,000	676,260
Endo Finance LLC	5.375	01/31/23	1,000,000	981,686	987,500
Family Tree Escrow, LLC	5.750	03/01/23	315,000	315,000	329,174
Forest Laboratories, Inc.	4.875	02/15/21	1,000,000	1,000,000	1,084,216
Forest Laboratories, Inc.	5.000	12/15/21	775,000	775,000	840,977
Harron Communications, L.P.	9.125	04/01/20	500,000	541,090	540,625
HD Supply, Inc.	5.250	12/15/21	265,000	265,000	268,644
Hilcorp Energy Company	5.000	12/01/24	500,000	500,000	468,850
H.J. Heinz Company	4.875	02/15/25	1,000,000	1,000,000	1,088,750
Hub International Ltd.	7.875	10/01/21	1,000,000	1,000,000	1,020,000
Huntington Ingalls Industries	5.000	12/15/21	1,000,000	1,000,000	1,017,500
INEOS Group Holdings PLC	5.875	02/01/19	485,000	485,000	487,425
International Automotive Component	9.125	06/01/18	1,000,000	969,054	1,020,000
International Wire Group	8.500	10/15/17	500,000	520,956	517,500
J.B. Poindexter Co., Inc.	9.000	04/01/22	1,000,000	1,044,249	1,070,000
JBS USA Holdings, Inc.	7.750	10/28/20	750,000	783,826	815,625
Jupiter Resources Inc.	8.500	10/01/22	1,000,000	950,363	837,500
Jurassic Holdings III Inc	6.875	02/15/21	1,000,000	1,008,149	780,000
KeHE Distributors, LLC	7.625	08/15/21	1,000,000	1,058,166	1,050,000
Kenan Advantage Group, Inc.	8.375	12/15/18	1,000,000	1,028,799	1,041,250
Kindred Escrow Corp. II	8.750	01/15/23	1,000,000	1,000,000	1,086,250
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	1,315,000	1,351,437	1,357,738
Mallinckrodt PLC	5.750	08/01/22	1,000,000	1,000,000	1,022,500
Micron Technology, Inc.	5.250	08/01/23	1,000,000	1,000,000	958,750

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

			Shares or
	Interest	Due	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Milacron Financial	7.750%	02/15/21	$500,000	$500,000	$515,000
Moog Inc.	5.250	12/01/22	511,000	511,000	519,942
Murray Energy Corporation	11.250	04/15/21	1,000,000	969,337	840,000
Mustang Merger Corporation	8.500	08/15/21	1,000,000	997,878	1,015,000
Netflix, Inc.	5.500	02/15/22	605,000	605,000	624,663
NXP BV/NXP Funding LLC	3.750	06/01/18	1,500,000	1,500,000	1,511,250
Onex Corporation	8.500	10/01/22	352,000	352,000	310,200
Paragon Offshore plc.	6.750	07/15/22	1,000,000	330,361	330,000
Pinnacle Operating Corporation	9.000	11/15/20	1,000,000	1,038,492	992,500
Prestige Brands Holdings, Inc.	5.375	12/15/21	1,350,000	1,350,000	1,350,000
Rite Aid Corporation	6.125	04/01/23	744,000	744,000	766,320
Roofing Supply	10.000	06/01/20	754,000	833,112	770,964
Sabre GLBL Inc.	5.375	04/15/23	347,000	347,000	341,795
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	500,000	500,000	511,145
Sirius XM Radio Inc.	5.875	10/01/20	750,000	750,000	768,750
Sirius XM Radio Inc.	5.375	04/15/25	250,000	250,000	241,250
Surgical Care Affiliates, Inc.	6.000	04/01/23	918,000	918,000	918,000
Teine Energy Ltd.	6.875	09/30/22	900,000	893,343	868,500
Tenet Healthcare Corporation	6.750	06/15/23	725,000	721,389	739,500
Topaz Marine S.A.	8.625	11/01/18	1,000,000	1,000,000	977,500
Unitymedia KabelBW GmbH	6.125	01/15/25	1,000,000	1,000,000	1,045,000
Univision Communications, Inc.	5.125	05/15/23	325,000	325,000	315,250
Univision Communications, Inc.	5.125	02/15/25	860,000	871,627	830,072
UPCB Finance IV Limited	5.375	01/15/25	425,000	425,000	405,663
Valeant Pharmaceuticals International	7.000	10/01/20	880,000	881,234	915,200
Virgin Media Secured Finance PLC	5.250	01/15/26	1,000,000	1,009,656	966,250
VRX Escrow Corp.	6.125	04/15/25	782,000	782,000	804,483
Watco Companies, L.L.C.	6.375	04/01/23	1,000,000	1,000,000	1,012,500
Welltec A/S	8.000	02/01/19	750,000	740,887	716,250
West Corporation	5.375	07/15/22	1,000,000	981,884	935,000
Woodside Homes Company, LLC	6.750	12/15/21	1,000,000	1,002,170	945,000
XPO Logistics, Inc.	7.875	09/01/19	933,000	957,718	997,004
Total Bonds				55,105,210	54,975,850

Preferred Stock - 0.02%
Ally Financial, Inc.			72	22,662	72,754
TherOX, Inc. (B)			103	—	—
Total Preferred Stock				22,662	72,754
Common Stock - 0.00%
Touchstone Health Partnership (B)			1,168	—	—
Total Common Stock				—	—
Total Rule 144A Securities				55,127,872	55,048,604

Total Corporate Restricted Securities				$247,630,680	$255,237,606

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Interest Rate	Due Date	Principal Amount	Cost	Market Value
Corporate Public Securities - 16.68%: (A)

Bank Loans - 0.72%
American Energy - Marcellus, LLC	8.500%	07/09/21	$209,882	$207,133	$112,637
Aquilex Holdings LLC	5.000	12/31/20	293,452	292,870	292,719
Caelus Energy Alaska, LLC	8.750	04/15/20	1,000,000	991,647	810,000
Synarc-BioCore Holdings, LLC	9.250	03/04/22	1,000,000	991,596	910,000
Total Bank Loans				2,483,246	2,125,356

Bonds - 15.57%
Accuride Corp	9.500%	08/01/18	$1,500,000	$1,524,491	$1,533,750
ADT Corporation	6.250	10/15/21	1,000,000	1,031,363	1,050,000
Ally Financial, Inc.	5.500	02/15/17	1,500,000	1,512,678	1,563,750
Alta Mesa Financial Services	9.625	10/15/18	767,000	762,490	605,930
Anixter, Inc.	5.125	10/01/21	421,000	421,000	428,368
Antero Resources Corporation	5.375	11/01/21	800,000	800,000	768,000
Bonanza Creek Energy, Inc.	5.750	02/01/23	1,000,000	1,000,000	897,500
California Resources Corporation	6.000	11/15/24	970,000	970,000	834,200
Calpine Corporation	5.750	01/15/25	700,000	700,000	680,750
Calumet Specialty Products Partners L.P.	7.625	01/15/22	1,000,000	1,003,280	1,020,000
Chrysler Group, LLC	8.250	06/15/21	415,000	451,770	452,350
Cimarex Energy Co.	5.875	05/01/22	1,000,000	1,064,302	1,070,000
CIT Group Inc.	3.875	02/19/19	1,000,000	1,000,000	992,500
Clearwater Paper Corporation	4.500	02/01/23	750,000	743,922	710,625
Commercial Metals Company	4.875	05/15/23	1,500,000	1,502,604	1,410,000
Commercial Vehicle Group Inc.	7.875	04/15/19	989,000	1,010,186	1,013,725
CVR Refining LLC	6.500	11/01/22	650,000	630,705	650,000
D.R. Horton, Inc.	4.000	02/15/20	1,000,000	1,000,000	994,700
DuPont Fabros Technology, Inc.	5.625	06/15/23	600,000	595,259	591,000
Ferrellgas Partners, L.P	6.750	01/15/22	465,000	465,000	466,163
First Data Corporation	11.750	08/15/21	650,000	650,000	731,250
Forum Energy Technologies	6.250	10/01/21	325,000	325,000	321,750
HCA Holdings, Inc.	3.750	03/15/19	1,000,000	1,000,000	1,007,500
HealthSouth Corporation	5.750	11/01/24	393,000	400,597	401,351
Hilton Worldwide Holdings, LLC	5.625	10/15/21	1,000,000	1,000,000	1,038,700
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	430,000
Huntington Ingalls Industries	7.125	03/15/21	750,000	771,262	795,000
Icahn Enterprises L.P.	4.875	03/15/19	970,000	970,000	977,275
Icahn Enterprises L.P.	6.000	08/01/20	1,150,000	1,168,570	1,187,375
Lamar Media Corp.	5.375	01/15/24	320,000	320,000	323,600
Lear Corporation	4.750	01/15/23	750,000	737,794	738,750
Lennar Corporation	4.500	11/15/19	250,000	250,553	253,125
Lennar Corporation	4.750	11/15/22	750,000	740,536	736,875
Magnum Hunter Resources, Corp.	9.750	05/15/20	1,500,000	1,556,819	1,342,500

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest Rate	Due Date	Shares or Principal Amount	Cost	Market Value

MarkWest Energy Partners, L.P.	4.875%	12/01/24	$1,000,000	$1,000,000	$977,500
Memorial Production Partners LP	6.875	08/01/22	1,000,000	985,599	904,500
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,022,500
Meritor, Inc.	7.875	03/01/26	669,000	663,403	1,057,020
Nielsen Finance LLC	4.500	10/01/20	1,000,000	1,000,000	995,000
NRG Energy, Inc.	6.250	07/15/22	1,000,000	1,000,000	1,015,000
Oasis Petroleum Inc.	6.875	03/15/22	1,000,000	1,000,000	1,015,000
Omnova Solutions, Inc.	7.875	11/01/18	1,200,000	1,213,906	1,200,000
Perry Ellis International, Inc.	7.875	04/01/19	250,000	248,428	259,375
Ply Gem Industries, Inc.	6.500	02/01/22	1,000,000	937,362	967,500
Precision Drilling Corporation	6.625	11/15/20	750,000	766,410	735,000
Regency Energy Partners LP	5.875	03/01/22	835,000	823,100	888,869
Rosetta Resources Inc.	5.875	06/01/22	1,000,000	1,000,000	1,067,500
Select Medical Corporation	6.375	06/01/21	650,000	658,273	656,500
Sprint Corporation	7.125	06/15/24	315,000	315,000	292,194
Stone Energy Corporation	7.500	11/15/22	1,000,000	1,025,924	870,000
Suburban Propane Partners, L.P.	5.750	03/01/25	1,000,000	1,000,000	997,500
William Lyon Homes	7.000	08/15/22	1,000,000	1,000,000	1,035,000
WPX Energy, Inc.	5.250	09/15/24	925,000	925,000	852,156
Xerium Technologies, Inc.	8.875	06/15/18	831,000	858,967	860,085
Total Bonds				46,001,553	45,686,561

Common Stock - 0.39%
Chase Packaging Corporation			9,541	—	658
Nortek, Inc.			175	1	14,548
Supreme Industries, Inc. (B)			131,371	267,319	1,125,849
Total Common Stock				267,320	1,141,055

Total Corporate Public Securities				$48,752,119	$48,952,972

Total Investments	103.67%			$296,382,799	$304,190,578
Other Assets	7.84				23,009,596
Liabilities	(11.51)				(33,789,600)
Total Net Assets	100.00%				$293,410,574

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of June 30, 2015, the value of these securities amounted to $200,189,002, or 68.23% of net assets.
^	Effective yield at purchase
PIK	- Payment-in-kind

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Industry Classification:	Fair Value/ Market Value		Fair Value/ Market Value

AEROSPACE & DEFENSE - 3.77%	$1,020,000	Harron Communications, L.P.	$540,625
Alliant Techsystems Inc.	1,020,000	Unitymedia KabelBW GmbH	1,045,000
A S C Group, Inc.	3,098,809	UPCB Finance IV Limited	405,663
FMH Holdings Corporation	3,227,956	Virgin Media Secured Finance PLC	966,250
Huntington Ingalls Industries	1,812,500		3,925,038
Merex Holding Corporation	1,420,246
Whitcraft Holdings, Inc.	495,007	CHEMICALS - 4.09%	495,007
	11,074,518	Compass Chemical International LLC	3,431,082
		Consolidated Energy Finance S.A.	961,204
AIRLINES - 0.34%		Cornerstone Chemical Company	787,500
XPO Logistics, Inc.	997,004	INEOS Group Holdings PLC	487,425
		LBC Tank Terminals Holding Netherlands B.V.	1,357,738
AUTOMOTIVE - 9.36%		NABCO, Inc.	382,987
Accuride Corp	1,533,750	Omnova Solutions, Inc.	1,200,000
CG Holdings Manufacturing Company	4,161,835	Pinnacle Operating Corporation	992,500
Chrysler Group, LLC	452,350	Polytex Holdings LLC	2,399,906
Commercial Vehicle Group Inc.	1,013,725		12,000,342
DPL Holding Corporation	4,310,702
Grakon Parent	3,553,819	CONSTRUCTION - 2.74%
International Automotive Component	1,020,000	Ashtead Group plc	408,100
J A C Holding Enterprises, Inc.	671,701	ARI Holding Corporation	4,311,108
J.B. Poindexter Co., Inc.	1,070,000	Jurassic Holdings III Inc	780,000
K & N Parent, Inc.	294,874	Torrent Group Holdings, Inc.	1,941,525
Lear Corporation	738,750	Safety Infrastructure Solutions	589,778
Meritor, Inc.	2,079,520		8,030,511
Moog Inc.	519,942
Power Stop Holdings LLC	3,527,009	CONSUMER CYCLICAL SERVICES - 3.23%
Randy’s Worldwide Automotive	2,511,787	A W X Holdings Corporation	367,500
	27,459,764	Church Services Holding Company	1,534,773
		HVAC Holdings, Inc.	3,271,483
BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.74%		Mail Communications Group, Inc.	722,030
Icahn Enterprises L.P.	2,164,650	PPC Event Services	2,649,462
		West Corporation	935,000
BUILDING MATERIALS - 3.14%			9,480,248
ACP Cascade Holdings LLC	—
Janus Group Holdings LLC	3,722,889	CONSUMER PRODUCTS - 10.04%
Nortek, Inc.	14,548	AMS Holding LLC	780,919
Ply Gem Industries, Inc.	967,500	Animal Supply Company	3,441,787
Roofing Supply	770,964	Blue Wave Products, Inc.	1,699,749
Sunrise Windows Holding Company	3,728,814	gloProfessional Holdings, Inc.	3,232,955
Wellborn Forest Holding Company	—	GTI Holding Company	1,679,461
	9,204,715	Handi Quilter Holding Company	3,421,769
CABLE & SATELLITE - 1.34%		K N B Holdings Corporation	226,038
Altice S.A.	967,500	Manhattan Beachwear Holding Company	2,538,549

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Master Cutlery LLC	$3,129,778	FINANCE COMPANIES - 0.34%
Perry Ellis International, Inc.	259,375	CIT Group Inc.	$992,500
Prestige Brands Holdings, Inc.	1,350,000
R A J Manufacturing Holdings LLC	801,451	FINANCIAL OTHER - 2.44%
Transpac Holding Company	—	Ally Financial, Inc.	1,636,504
Tranzonic Holdings LLC	3,449,241	Alta Mesa Financial Services	605,930
York Wall Holding Company	3,439,386	Family Tree Escrow, LLC	329,174
	29,450,458	First Data Corporation	731,250
		Hub International Ltd.	1,020,000
DIVERSIFIED MANUFACTURING - 9.55%		Insurance Claims Management, Inc.	355,196
ABC Industries, Inc.	1,109,520	Nielsen Finance LLC	995,000
Airxcel Holdings	3,416,905	Onex Corporation	310,200
Amsted Industries	516,100	REVSpring, Inc.	650,158
Arch Global Precision LLC	4,200,507	Safway Group Holding LLC/Finance Corporation	511,145
ATACN	93,955		7,144,557
Belden Inc.	397,700
BP SCI LLC	1,161,533	FOOD & BEVERAGE - 6.43%
CTP Transportation Products, LLC	657,225	1492 Acquisition LLC	1,847,598
Custom Engineered Wheels, Inc.	754,259	Dean Foods	676,260
F G I Equity LLC	1,562,244	Eatem Holding Company	938,580
Forum Energy Technologies	321,750	F F C Holding Corporation	572,194
Hi-Rel Group LLC	2,227,066	Golden County Foods Holding, Inc.	—
Ideal Tridon Holdings, Inc.	565,908	H.J. Heinz Company	1,088,750
K P I Holdings, Inc.	794,663	Hospitality Mints Holding Company	2,214,474
Motion Controls Holdings	3,209,333	Impact Confections	2,518,612
NetShape Technologies, Inc.	1,961,991	JBS USA Holdings, Inc.	815,625
Strahman Holdings Inc	2,478,116	JMH Investors LLC	2,387,427
Supreme Industries, Inc.	1,125,849	KeHE Distributors, LLC	1,050,000
Truck Bodies & Equipment International	1,478,419	Spartan Foods Holding Company	1,386,086
	28,033,043	WP Supply Holding Corporation	3,385,360
EDUCATION - 1.08%			18,880,966
CHG Alternative Education Holding Company	3,178,509
		HEALTHCARE - 6.51%
ELECTRIC - 2.65%		American Hospice Management Holding LLC	2,419,660
Calpine Corporation	680,750	ECG Consulting Group	2,798,108
Connecticut Electric, Inc.	1,728,656	Endo Finance LLC	987,500
E S P Holdco, Inc.	659,726	GD Dental Services LLC	325,106
Hartland Controls Holding Corporation	3,693,668	HCA Holdings, Inc.	1,007,500
NRG Energy, Inc.	1,015,000	Healthcare Direct Holding Company	230,931
	7,777,800	HealthSouth Corporation	401,351
ENVIRONMENTAL - 0.96%		Kindred Escrow Corp. II	1,086,250
MES Partners, Inc.	2,843,661	MedSystems Holdings LLC	528,254
		Select Medical Corporation	656,500

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Surgical Care Affiliates, Inc.	$918,000	MEDIA & ENTERTAINMENT - 3.98%
Synarc-BioCore Holdings, LLC	910,000	BlueSpire Holding, Inc.	$3,484,145
Synteract Holdings Corporation	4,368,755	GlynnDevins Acquisition Corporation	1,744,116
Tenet Healthcare Corporation	739,500	HOP Entertainment LLC	—
TherOX, Inc.	—	Lamar Media Corp.	323,600
Touchstone Health Partnership	—	Money Mailer	2,704,364
Valeant Pharmaceuticals International	915,200	Netflix, Inc.	624,663
VRX Escrow Corp.	804,483	Northwest Mailing Services, Inc.	654,173
	19,097,098	Sirius XM Radio Inc.	1,010,000
		Sundance Investco LLC	—
HOME CONSTRUCTION - 1.35%		Univision Communications, Inc.	1,145,322
D.R. Horton, Inc.	994,700		11,690,383
Lennar Corporation	990,000	METALS & MINING - 0.77%
William Lyon Homes	1,035,000	Commercial Metals Company	1,410,000
Woodside Homes Company, LLC	945,000	Murray Energy Corporation	840,000
	3,964,700		2,250,000
		MIDSTREAM - 2.68%
INDUSTRIAL OTHER - 4.68%		CVR Refining LLC	650,000
ADT Corporation	1,050,000	Ferrellgas Partners, L.P	466,163
Advanced Manufacturing Enterprises LLC	599,105	MarkWest Energy Partners, L.P.	977,500
Advanced Technologies Holdings	1,118,105	Pearlman Enterprises, Inc.	3,877,149
AFC - Dell Holding Corporation	2,649,755	Regency Energy Partners LP	888,869
Aquilex Holdings LLC	292,719	Suburban Propane Partners, L.P.	997,500
Arrow Tru-Line Holdings, Inc.	346,421		7,857,181
Brunswick Corporation	398,000	OIL FIELD SERVICES - 6.57%
Clough, Harbour and Associates	705,102	American Energy - Marcellus, LLC	112,637
EPM Holding Company	1,381,088	Antero Resources Corporation	768,000
International Wire Group	517,500	Avantech Testing Services LLC	1,054,202
Milacron Financial	515,000	Bonanza Creek Energy, Inc.	897,500
O E C Holding Corporation	1,591,199	Caelus Energy Alaska, LLC	810,000
Signature Systems Holdings Company	860,400	California Resources Corporation	834,200
SMB Machinery Holdings, Inc.	1,130,369	Cimarex Energy Co.	1,070,000
Wheaton Holding Corporation	562,356	Hilcorp Energy Company	468,850
	13,717,119	Hornbeck Offshore Services, Inc.	430,000
LEISURE - 2.27%		Jupiter Resources Inc.	837,500
CTM Holding, Inc.	3,259,162	Magnum Hunter Resources, Corp.	1,342,500
HHI Group, LLC	3,390,213	Memorial Production Partners LP	904,500
	6,649,375	Oasis Petroleum Inc.	1,015,000
LODGING - 0.35%		Petroplex Inv Holdings LLC	466,032
Hilton Worldwide Holdings, LLC	1,038,700	Precision Drilling Corporation	735,000

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Rosetta Resources Inc.	$1,067,500	REFINING - 0.77%
Teine Energy Ltd.	868,500	Calumet Specialty Products Partners L.P.	$1,020,000
Topaz Marine S.A.	977,500	CITGO Petroleum Corporation	908,813
Tristar Global Energy Solutions, Inc.	2,166,611	Paragon Offshore plc.	330,000
Welltec A/S	716,250		2,258,813
WPX Energy, Inc.	852,156	RETAILERS - 0.35%
Stone Energy Corporation	870,000	HD Supply, Inc.	268,644
	19,264,438	Rite Aid Corporation	766,320
PACKAGING - 1.09%			1,034,964
Beverage Packaging Holdings	730,000	TECHNOLOGY - 1.88%
Chase Packaging Corporation	658	Anixter, Inc.	428,368
Coveris Holdings S.A.	995,000	Audatex North America, Inc.	449,018
Mustang Merger Corporation	1,015,000	Commscope Holdings Inc.	518,750
Vitex Packaging Group, Inc.	462,566	DuPont Fabros Technology, Inc.	591,000
	3,203,224	Micron Technology, Inc.	958,750
PAPER - 1.93%		NXP BV/NXP Funding LLC	1,511,250
Clearwater Paper Corporation	710,625	Sabre GLBL Inc.	341,795
Dunn Paper	3,719,750	Smart Source Holdings LLC	702,626
G C Holdings	383,812		5,501,557
Xerium Technologies, Inc.	860,085	TRANSPORTATION SERVICES - 2.06%
	5,674,272	Kenan Advantage Group, Inc.	1,041,250
PHARMACEUTICALS - 4.09%		MNX Holding Company	3,050,631
Clarion Brands Holding Corp.	3,480,174	VP Holding Company	949,780
ERG Holding Company LLC	2,071,843	Watco Companies, L.L.C.	1,012,500
Forest Laboratories, Inc.	1,925,193		6,054,161
GenNx Novel Holding, Inc.	3,504,405	WIRELESS - 0.10%
Mallinckrodt PLC	1,022,500	Sprint Corporation	292,194
	12,004,115
		Total Investments - 103.67%	$304,190,578

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.   History

Babson Capital Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A.  Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information directly available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $200,189,002 (68.23% of net assets) as of June 30, 2015 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2015, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future Quantitative Information about Level 3 Fair Value Measurements anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/(decreases) to the company’s EBITDA and/or valuation multiple would result in significant increases/ (decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table  represents quantitative information about Level 3 fair value measurements as of June 30, 2015.

	Valuation Technique	Unobservable Inputs	Range	Weighted Average

Corporate Bonds	Discounted Cash Flows	Discount Rate	7.9% to 17.6%	12.8%

Equity Securities	Market Approach	Valuation Multiple	4.9x to 12.3x	7.7x

		Discount for lack of marketability	0% to 24%	3.2%

		EBITDA	$0.8 million to $154.7 million	$21.1 million

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Fair Values  Hierarchy

The  Trust  categorizes its investments measured at fair value  in three levels,  based on  the  inputs and  assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active  markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates,  prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the  Trust’s own  assumptions in determining the  fair value of investments)

The following is a summary of the inputs used to value the Trust’s net assets as of June 30, 2015:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$195,995,589	$—	$54,975,850	$141,019,739
Common Stock - U.S.	18,673,857	—	—	18,673,857
Preferred Stock	15,274,047	—	72,754	15,201,293
Partnerships and LLCs	25,294,113	—	—	25,294,113
Public Securities
Bank Loans	2,125,356	—	2,125,356
Corporate Bonds	45,686,561	—	45,686,561	—
Common Stock - U.S.	1,141,055	1,141,055	—	—
Short-term Securities	—	—	—	—
Total	$304,190,578	$1,141,055	$102,860,521	$200,189,002

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Beginning					Transfers	Transfers	Ending
	balance at	Included in				into	out of	balance at
Assets:	12/31/2014	earnings	Purchases	Sales	Prepayments	Level 3	Level 3	06/30/2015
Restricted Securities
Corporate Bonds	$131,162,430	$(771,115)	$30,824,100	$(5,304,896)	$(14,890,780)	$—	$—	$141,019,739
Common Stock - U.S.	20,112,954	1,902,835	1,235,868	(4,577,800)	—	—	—	18,673,857
Preferred Stock	12,766,592	2,837,109	(171,205)	(231,203)	—	—	—	15,201,293
Partnerships and LLCs	22,013,933	1,872,441	2,463,993	(1,056,254)	—	—	—	25,294,113
Public Securities
Common Stock - U.S.	—	—	—	—	—	—	—	—
	$186,055,909	$5,841,270	$34,352,756	$(11,170,153)	$(14,890,780)	$—	$—	$200,189,002

There were no transfers into or out of Level 1 or Level 2 assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations:
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2015, the CI Subsidiary Trust has incurred income tax expense of $6,773.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2015, the CI Subsidiary Trust has a deferred tax liability of $1,682,824.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the six months ended June 30, 2015.

Each of the Trust’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.   Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

		Change in
		Unrealized
		Gains &
	Net Increase in	(Losses) in
	Net Assets	Net Assets
	Resulting from	from assets
	Operations	still held
Interest (Amortization)	$256,937	—
Net realized gain on
investments before taxes	$831,608	—
Net change in unrealized
depreciation of investments before taxes	$4,752,725	4,664,075

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains.

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

B. Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.

C. Basis for Board Renewal of Contract:

At a meeting of the Trustees held on April 17, 2015, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Babson Capital) unanimously approved a one year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and reapproval of the Contract. The Trustees also requested and received from Babson Capital extensive written and oral information regarding among other matters including: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and “fallout” benefits to Babson Capital resulting from the Contract.

Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL TO THE TRUST

In evaluating the scope and quality of the services provided by Babson Capital to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contract; (ii) Babson Capital’s ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital’s staff; (iv) the strength of Babson Capital’s financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the Contract.

INVESTMENT PERFORMANCE

The Trustees also examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

ADVISORY FEE/COSTS OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER’S “FALL-OUT” BENEFITS

In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Babson Capital Participation Investors, which also is advised by Babson Capital. Under the terms of its Investment Advisory and Administrative Services Contract, Babson Capital Participation Investors is charged a quarterly investment advisory fee of 0.225% of net asset value as of the end of each quarter, which is approximately equal to 0.90% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P., and Tower Square Capital Partners II and III, L.P., each a private mezzanine fund also managed by Babson Capital, and that the fee Babson Capital Participation Investors charged compares favorably.

At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital’s advisory relationship with the Trust. The Trustees also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Babson Capital for third-party soft dollar arrangements. The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital’s historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee under the Contract is reasonable.

ECONOMIES OF SCALE

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million, close to the value of the Trust’s current net assets. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.

4.   Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2015, the Trust incurred total interest expense on the Note of $792,000.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.   Purchases and Sales of Investments

For the six
months ended
06/30/2015
		Proceeds
Cost of		from
Investments		Sales or
Acquired		Maturities
Corporate restricted securities	$50,424,866	$38,333,940
Corporate public securities	3,246,715	10,913,817

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2015. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of June 30, 2015 is $7,807,779 and consists of $31,189,919 appreciation and $23,382,140 depreciation.

Net unrealized appreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $1,682,824 on net unrealized gains on the CI Subsidiary Trust.

6.   Quarterly Results of Investment Operations (Unaudited)

	March 31, 2015
	Amount	Per Share
Investment income	$6,960,194	$—
Net investment income	5,449,489	0.28
Net realized and unrealized gain on
investments (net of taxes)	7,158,460	0.37

	June 30, 2015
	Amount	Per Share
Investment income	$6,974,880	$—
Net investment income	5,445,723	0.28
Net realized and unrealized gain on
investments (net of taxes)	74,744	0.00

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

7.	Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Friday, April 17, 2015. The shareholders were asked to vote to re-elect as Trustees William J. Barrett and Clifford M. Noreen for three year terms. The shareholders approved the proposal. The Trust’s other Trustees, Michael H. Brown, Barbara M. Ginader, Edward P. Grace, Robert E. Joyal, Susan B. Sweeney and Maleyne M. Syracuse continued to serve their respective terms following the April 17, 2015 Annual Shareholder Meeting. The results of the voting are set forth below.

				% of shares
	Shares for	Withheld	Total	Voted for
	William J. Barrett
	15,461,708	351,989	15,813,697	97.77%
	Clifford M. Noreen
	15,538,681	275,016	15,813,697	98.26%

THIS PRIVACY NOTICE IS BEING PROVIDED BY THE FOLLOWING ENTITIES: BABSON CAPITAL MANAGEMENT LLC; BABSON CAPITAL SECURITIES LLC; BABSON CAPITAL MANAGEMENT (JAPAN) KK; BABSON CAPITAL CORNERSTONE ASIA LTD.; BABSON CAPITAL FUNDS TRUST; BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND; BABSON CAPITAL CORPORATE INVESTORS AND BABSON CAPITAL PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, “BABSON CAPITAL”).

When you use Babson Capital you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

●	Applications or other forms, interviews, or by other means;

●	Consumer or other reporting agencies, government agencies, employers or others;

●	Your transactions with us, our affiliates, or others; and

●	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This notice describes the privacy policies of Babson Capital, and applies to all accounts you presently have, or may open in the future, with Babson Capital using your social security number or federal taxpayer identification number. As mandated by various regulators, including rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you remain a customer of Babson Capital.

Babson Capital Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202) 371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

June 2015

Babson Capital Corporate Investors

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Babson Capital Corporate Investors

Members of the Board of Trustees

William J. Barrett

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief Financial
Officer

Christopher A. DeFrancis
Vice President, Secretary & Chief
Legal Officer

Sean Feeley
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

Babson Capital Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter.

Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Babson Capital Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Babson Capital Corporate Investors

CI6216

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)  A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b)  Not applicable for this filing.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.  There have been no changes in any of the Portfolio Managers identified in the Registrant's most recent annual report on Form N-CSR.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.  There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant, or persons performing similar functions, have evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

None.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE 1940 ACT.

Attached hereto as EX-99.31.1
Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE 1940 ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Corporate Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	September 4, 2015

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	September 4, 2015